SUPPLEMENT DATED JULY 1, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2020

FOR MANAGED BOND PORTFOLIO

This supplement revises the Pacific Select Fund Summary prospectus dated May 1, 2020 for the Managed Bond Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus.  The changes within this supplement are currently in effect.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

The Annual Fund Operating Expenses table is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.40%	0.40%
Service Fee	0.20%	0.00%
Other Expenses	0.40%	0.40%
Interest Expense	0.36%	0.36%
All Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.00%	0.80%
Less Fee Waiver[1]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Fee Waiver	0.98%	0.78%
1 PLFA has agreed to waive 0.015% of its management fee through April 30, 2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

In addition, the Example table subsection is deleted and replaced with the following:

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$100	$316	$551	$1,223
Class P	$80	$253	$442	$988

In the Principal Investment Strategies subsection, the first and second paragraphs are deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives). The debt instruments in which the Fund principally invests are medium to high quality investment grade debt securities with varying terms to maturity (the period of time until final payment is due). The debt instruments in which the Fund invests include those issued by the U.S. government or its agencies; mortgage-related securities; asset-backed securities; commercial paper and other money market instruments; debt securities issued by foreign governments in developed countries or their agencies; debt securities issued by U.S. and foreign companies in developed countries; and convertible securities and inflation-indexed debt securities.

The Fund may invest up to 20% of its assets in securities of developed market foreign issuers that are denominated in foreign currencies, although the Fund will normally limit its foreign currency exposure from these foreign currency denominated securities and currencies to 10% of its assets.  To maintain this 10% limit, the sub-adviser will hedge back any foreign currency denominated investments exceeding this 10% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limits in U.S. dollar-denominated securities of developed market foreign issuers.

In the Principal Risks subsection, Emerging Markets Risk and High Yield/High Risk or “Junk” Securities Risk are deleted.